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                                                                    EXHIBIT 10.2


                                 AMENDMENT NO. 1

         Whereas, HC Crown Corporation ("HC Crown") is the payee under a Promissory Note (the "Note"), made February 12, 2001, by Crown Media Holdings, Inc. (the "Company") and guaranteed by Crown Media International, Inc. and Odyssey Holdings, L.L.C. (now known as Crown Media United States, LLC); and

         Whereas HC Crown and the Company desire to amend the Note as set forth herein.

         Now, therefore, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree to amend the Note as follows. Terms set forth herein that are not defined have the meaning ascribed thereto in the Note.

         1. Clause 8.3 of the Note is hereby amended by deleting the number "$100MM" where it appears beside the row marked "6/30/01" and under the column headed "LTM Revenue" and inserting the number "$96MM" in lieu thereof.

         2.       This amendment shall be effective as of June 30, 2001.

HC Crown Corporation

By: /s/ E. Bruce McKinney
    -----------------------------
Name: E. Bruce McKinney
Title: Treasurer

Crown Media Holdings, Inc.

By: /s/ William J. Aliber
    -----------------------------
        William J. Aliber
        Chief Financial Officer